NUVEEN LARGE CAP GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED OCTOBER 5, 2015

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015

David A. Chalupnik has been named a portfolio manager of the fund, effective immediately. Mr. Chalupnik is Managing Director and Head of Equities at Nuveen Asset Management, LLC. Harold R. Goldstein and Scott M. Mullinix will continue to serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-LCGOPS-1015P